Exhibit 10.6

CONFIRMATION OF GUARANTEES AND CONFIRMATION

AND AMENDMENT OF OTHER INCIDENTAL DOCUMENTS

THIS CONFIRMATION OF GUARANTEES AND CONFIRMATION AND AMENDMENT OF OTHER INCIDENTAL DOCUMENTS (this “Confirmation”) is made as of October 1, 2006 by FIVE STAR QUALITY CARE, INC., a Maryland corporation (the “Guarantor”), FIVE STAR QUALITY CARE TRUST, a Maryland business trust (the “Tenant”), FSQ, INC., a Delaware corporation (the “Tenant Pledgor”), each of the parties identified on the signature page hereof as a subtenant pledgor (collectively, the “Subtenant Pledgors”) and each of the parties identified on the signature page hereof as a subtenant (collectively, the “Subtenants”) for the benefit of each of the parties identified on the signature page hereof as a landlord (collectively, the “Landlords”).

W I T N E S S E T H :

WHEREAS, pursuant to the terms of that certain Second Amended and Restated Lease Agreement, dated as of November 19, 2004, as amended by that certain First Amendment of Lease dated as of May 17, 2005, that certain Second Amendment to Second Amended and Restated Lease dated as of June 3, 2005, that certain Third Amendment to Second Amended and Restated Lease Agreement dated as of October 31, 2005, that certain other Third Amendment to Amended and Restated Lease Agreement dated as of December 30, 2005, that certain Letter Agreement dated as of March 13, 2006, that certain Fifth Amendment to Second Amended and Restated Lease Agreement dated as of September 1, 2006 and that certain Sixth Amendment to Second Amended and Restated Lease Agreement dated as of September 30, 2006 (as so amended, the “Consolidated Lease”), the Landlords lease to the Tenant, and the Tenant leases from the Landlords, certain property, all as more particularly described in the Consolidated Lease; and

WHEREAS, the payment and performance obligations of the Tenant with respect to the Consolidated Lease are guaranteed by those certain Guaranty Agreements described on Exhibit A attached hereto (collectively, the “Guarantees”); and

WHEREAS, the payment and performance obligations of the Tenant with respect to the Consolidated Lease are further secured by the other Incidental Documents (this and other capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Consolidated Lease); and

WHEREAS, pursuant to a Seventh Amendment to Second Amended and Restated Lease Agreement, dated as of the date hereof (the “Seventh Amendment”), the Consolidated Lease is being amended to add certain properties, as more particularly described in the Seventh Amendment;

WHEREAS, the Tenant intends to sublease the properties being added to the Consolidated Lease pursuant to the Seventh Amendment to Five Star Quality Care-MS, LLC, an affiliate of the Tenant (collectively, the “Sublease”);

WHEREAS, in connection with, and as a condition precedent to, the execution of the Seventh Amendment by the Landlords, the Landlords have required that the parties hereto confirm that the Guarantees and the other Incidental Documents remain in full force and effect and apply to the Consolidated Lease as amended by the Seventh Amendment; and

WHEREAS, in connection with the execution of the Seventh Amendment and the Sublease, the parties hereto wish to amend certain of the Incidental Documents, including (i) the Security Agreement, dated as of December 31, 2001, by and among certain of the Subtenants and certain of the Landlords, as amended and confirmed from time to time (the “Subtenant Security Agreement”); (ii) the Security Agreement, dated as of December 31, 2001, by and among the Tenant and certain of the Landlords, as amended and confirmed from time to time (the “Tenant Security Agreement”); and (iii) the Second Amended and Restated Pledge of Stock and Membership Interests Agreement, dated as of May 6, 2005, made by the Subtenant Pledgors for the benefit of the Landlords, as amended and confirmed from time to time (the “Subtenant Pledge Agreement”), all subject to and upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     Joinder by Subtenant. Five Star Quality Care-MS, LLC hereby joins in the Subtenant Security Agreement as if it had originally executed and delivered the Subtenant Security Agreement as a “Subtenant” thereunder. Five Star Quality Care-MS, LLC hereby joins in the Subtenant Guaranty as if it had originally executed and delivered the Subtenant Guaranty as a “Subtenant” thereunder.

2.     Amendment of Subtenant Security Agreement. The Subtenant Security Agreement is hereby amended by (i) replacing

Exhibit A attached thereto with Schedule 1 attached hereto; (ii) replacing Schedule 1 attached thereto with Schedule 2 attached hereto; and (iii) replacing Schedule 2 attached thereto with Schedule 3 attached hereto.

3.     Amendment of Tenant Security Agreement. The Tenant Security Agreement is hereby amended by replacing Schedule 2 attached thereto with Schedule 4 attached hereto.

4.     Amendment of Subtenant Pledge Agreement. The Subtenant Pledge Agreement is hereby amended by (i) replacing Exhibit A attached thereto with Schedule 5 attached hereto; and (ii) replacing Exhibit B attached thereto with Schedule 6 attached hereto.

5.     Confirmation of Guarantees. Each of the parties to the Guarantees hereby confirms that all references in the Guarantees to the “Master Lease” or the “Lease” shall refer to the Consolidated Lease as amended by the Seventh Amendment and the Guarantees are hereby ratified and confirmed in all respects.

6.     Confirmation of Other Incidental Documents. Each of the parties to the Incidental Documents (other than the Guarantees) hereby confirms that all references in such Incidental Documents to the “Master Lease”, the “Lease” or the “Second Amended Lease” shall refer to the Consolidated Lease as amended by the Seventh Amendment and that such Incidental Documents, as amended by this Confirmation, are hereby ratified and confirmed in all respects.

7.     No Impairment, Etc. The obligations, covenants, agreements and duties of the guarantors under the Guarantees shall not be impaired in any manner by the execution and delivery of the Seventh Amendment, the Guarantees, the other Incidental Documents, or any amendments, changes or modifications thereof, and in no event shall any ratification or confirmation of such Guarantees or such other Incidental Documents, or the obligations, covenants, agreements and the duties of the guarantors thereunder or of the parties under the other Incidental Documents, including, without limitation, this Confirmation, be required in connection with any such amendment, change or modification.

[Signatures on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Confirmation to be duly executed, as a sealed instrument, as of the date first set forth above.

GUARANTOR:

FIVE STAR QUALITY CARE, INC.

By:    /s/ Bruce J. Mackey Jr.

Name:  Bruce J. Mackey Jr.

Title: Treasurer, Chief Financial
Officer and Assistant Secretary

TENANT:

FIVE STAR QUALITY CARE TRUST

By:    /s/ Bruce J. Mackey Jr.

Name:  Bruce J. Mackey Jr.

Title: Treasurer, Chief Financial
Officer and Assistant Secretary

TENANT PLEDGOR:

FSQ, INC.

By:    /s/ Bruce J. Mackey Jr.

Name:  Bruce J. Mackey Jr.

Title: Treasurer, Chief Financial
Officer and Assistant Secretary

SUBTENANT PLEDGORS:

FSQ, INC., FIVE STAR QUALITY CARE TRUST, FVEST. JOE, INC., FIVE STAR QUALITY CARE-CA, INC., FIVE STAR QUALITY CARE-CA II, INC., FIVE STAR QUALITY CARE-CO, INC., THE HEARTLANDS RETIREMENT COMMUNITY-ELLICOTT CITY I, INC., FIVE STAR QUALITY CARE-GA, INC., FIVE STAR QUALITY CARE-IA, INC., FIVE STAR QUALITY CARE-NE, INC., FIVE STAR QUALITY CARE-WI, INC. and LIFETRUST AMERICA, INC.

By:    /s/ Bruce J. Mackey Jr.

Name:  Bruce J. Mackey Jr.

Title: Treasurer, Chief Financial
Officer and Assistant Secretary

LIFETRUST PROPERTIES, L.L.C.

By:	LifeTrust America Inc., Its Sole Member

By:    /s/ Bruce J. Mackey Jr.

Name:  Bruce J. Mackey Jr.

Title: Treasurer, Chief Financial
Officer and Assistant Secretary

SUBTENANTS:

FIVE STAR QUALITY CARE-AZ, LLC, FIVE STAR QUALITY CARE-CA, LLC, FIVE STAR QUALITY CARE-CA II, LLC,

FIVE STAR QUALITY CARE-COLORADO, LLC,

FIVE STAR QUALITY CARE-CT, LLC, FIVE STAR QUALITY CARE-FL, LLC, FIVE STAR QUALITY CARE-GA, LLC, FIVE STAR QUALITY CARE-GHV, LLC, FIVE STAR QUALITY CARE-IA, LLC, FIVE STAR QUALITY CARE-IL, LLC, FIVE STAR QUALITY CARE-KS, LLC, FIVE STAR QUALITY CARE-MD, LLC, FIVE STAR QUALITY CARE-MO, LLC, FIVE STAR QUALITY CARE-MS, LLC, FIVE STAR QUALITY CARE-NE, LLC, FIVE STAR QUALITY CARE-NC, LLC FIVE STAR QUALITY CARE-WI, LLC, FIVE STAR QUALITY CARE-WY, LLC, FIVE STAR QUALITY CARE-VA, LLC, FIVE STAR QUALITY CARE-CA, INC., FIVE STAR QUALITY CARE-IA, INC.,

FIVE STAR QUALITY CARE-NE, INC.,

MORNINGSIDE OF GALLATIN, LLC, THE HEARTLANDS RETIREMENT COMMUNITY - ELLICOTT CITY I, INC. and

MORNINGSIDE OF BELMONT, LLC

By:    /s/ Bruce J. Mackey Jr.

Name:  Bruce J. Mackey Jr.

Title: Treasurer, Chief Financial
Officer and Assistant Secretary

MORNINGSIDE OF ANDERSON, L.P., MORNINGSIDE OF ATHENS, LIMITED PARTNERSHIP, MORNINGSIDE OF COLUMBUS, L.P., MORNINGSIDE OF DALTON, LIMITED PARTNERSHIP, MORNINGSIDE OF EVANS, LIMITED PARTNERSHIP, MORNINGSIDE OF GREENWOOD, L.P. and MORNINGSIDE OF KENTUCKY, LIMITED PARTNERSHIP

By:	LifeTrust America, Inc., General Partner of each of the foregoing entities

By:    /s/ Bruce J. Mackey Jr.

Name:  Bruce J. Mackey Jr.

Title: Treasurer, Chief Financial
Officer and Assistant Secretary

MORNINGSIDE OF BELLGRADE, RICHMOND, LLC, MORNINGSIDE OF CHARLOTTESVILLE, LLC, MORNINGSIDE OF NEWPORT NEWS, LLC and MORNINGSIDE OF SKIPWITH – RICHMOND, LLC

By:	LifeTrust America, Inc., Member of each of the foregoing entities

By:    /s/ Bruce J. Mackey Jr.

Name:  Bruce J. Mackey Jr.

Title: Treasurer, Chief Financial
Officer and Assistant Secretary

LANDLORD:

HRES2 PROPERTIES TRUST,

SPTIHS PROPERTIES TRUST,

SPT-MICHIGAN TRUST,

SPTMNR PROPERTIES TRUST,

SNH CHS PROPERTIES TRUST,

ELLICOTT CITY LAND I, LLC,

ELLICOTT CITY LAND II, LLC,

SNH/LTA PROPERTIES TRUST and

SNH/LTA PROPERTIES GA LLC

By:    /s/ John R. Hoadley

Name:  John R. Hoadley

Title: Treasurer

EXHIBIT A

GUARANTEES

1.	Guaranty Agreement, dated as of December 31, 2001, made by Guarantor in favor of HRES2 Properties Trust, SPTIHS Properties Trust, SPT-Michigan Trust and SPTMNR Properties Trust.

2.	Guaranty Agreement, dated as of October 25, 2002, made by Guarantor in favor of SNH CHS Properties Trust.

3.	Guaranty Agreement, dated as of October 25, 2002, made by certain of the Subtenants in favor of SNH CHS Properties Trust (the “Subtenant Guaranty”).

The Guarantees were confirmed pursuant to (i) that certain Confirmation of Guarantees and Security Documents, dated as of March 1, 2004, made by certain of the parties hereto; (ii) that certain Confirmation of Guarantees and Other Incidental Documents, dated as of June 23, 2004, made by certain of the parties hereto; (iii) that certain Confirmation of Guarantees and Other Incidental Documents, dated as of November 19, 2004, made by certain of the parties hereto; (iv) that certain Confirmation of Guarantees and Confirmation and Amendment of Other Incidental Documents, dated as of June 3, 2005, made by certain of the parties hereto; (v) that certain Confirmation of Guarantees and Confirmation and Amendment of Other Incidental Documents, dated as of October 31, 2005, made by certain of the parties hereto; and (vi) that certain Confirmation of Guarantees and Confirmation and Amendment of Other Incidental Documents, dated as of September 1, 2006, made by certain of the parties hereto.

The following schedules have been omitted and will be supplementally furnished to the Securities and Exchange Commission upon request:

SCHEDULE 1 – EXHIBIT A - Subleases

SCHEDULE 2 – SCHEDULE 1

SCHEDULE 3 – SCHEDULE 2 - The Facilities

SCHEDULE 4 – SCHEDULE 2 - The Facilities

SCHEDULE 5 – EXHIBIT A - Subleases

SCHEDULE 6 – EXHIBIT B - Pledged Interests